Exhibit 10.37

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

ADDENDUM TO SETTLEMENT AND RELEASE AGREEMENT

This Addendum (the “Addendum”) to the Settlement and Release Agreement entered into the 22nd day of November, 2004 (the “Agreement”), is agreed upon by the signatories to the Agreement with respect to the Derivative Litigation, as defined therein. All terms used in this Addendum shall have the same meaning as that attributed to such terms in the Agreement.

PREAMBLE

1. The Preamble of the Agreement is hereby modified to include the following:

WHEREAS, on December 13, 2004, representatives of Microtune, on its own behalf and on behalf of the other Microtune Parties, and representatives of Sheffield participated in a mediation (the “Derivative Mediation”) before mediator Gary McGowan, with respect to the Derivative Litigation; and

WHEREAS, counsel to the Plaintiffs and Microtune reached a final agreement on the terms of a proposed settlement, including the adoption of a corporate governance plan, as set forth more fully in the Stipulation and Agreement of Settlement (“Derivative Litigation Settlement Agreement”); and

WHEREAS, counsel to the Plaintiffs and Microtune also agreed that Microtune would pay a Plaintiffs’ derivative award fee for an amount not exceeding $1,125,000.00 (the “Cash Fund”); and

WHEREAS, Microtune further agreed to pay the cost of the notice of settlement;

WHEREAS, the Parties previously agreed, as set forth in the Agreement, to compromise, settle and resolve all disputes, claims, actions, suits, demands, causes of action, debts, liabilities, agreements, contracts or promises, arising out of or related to the Policies issued by the D&O Carriers pursuant to which coverage was sought in the Securities Class Action; and

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

ADDENDUM TO SETTLEMENT AND RELEASE AGREEMENT DATED NOVEMBER 22, 2004

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

WHEREAS, the Parties now desire to compromise, settle and resolve all disputes, claims, actions, suits, demands, causes of action, debts, liabilities, agreements, contracts or promises, arising out of or related to the Policies issued by the D&O Carriers pursuant to which coverage is sought in the Derivative Litigation.

NOW, THEREFORE, in consideration of the mutual promises and releases contained herein, the receipt and sufficiency of which hereby are acknowledged, the Parties agree as follows:

SETTLEMENT

1. Upon finalization of all settlement documents, court approval thereof and the satisfaction of all obligations undertaken by the Microtune parties in connection with the settlement, the Parties agree as follows:

a.	Microtune will pay [***];

b.	Sheffield and Microtune will pay [***];

c.	Sheffield and Microtune will pay on an 85% -15% basis the costs and expenses of providing notice in the Derivative Settlement (“Derivative Notice Expenses”) and

d.	Nothing in this Addendum modifies Sheffield’s obligation in Paragraph 1.12 of the Agreement to continue to reimburse Microtune for Defense Costs incurred in connection with the Securities Class Action and the Derivative Litigation on the same basis that St. Paul reimbursed Microtune for the fee statements submitted prior to the June 24, 2004 mediation in the Securities Class Action.

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

ADDENDUM TO SETTLEMENT AND RELEASE AGREEMENT DATED NOVEMBER 22, 2004

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

2. As any obligations undertaken by St. Paul with respect to the Derivative Litigation have been fully released by the Agreement, the parties acknowledge that St. Paul is not implicated in the terms of this Addendum, and need not obtain any further release with respect to the Derivative Litigation.

3. This Addendum is conditioned upon the execution, final approval, and validity of the Derivative Litigation Settlement Agreement, and upon the dismissal by Plaintiffs in the Derivative Litigation, with prejudice, of all claims that have been asserted, or could have been asserted, in that action against Microtune and the Individual Defendants.

4. The Parties declare, warrant and represent that they have agreed to the terms of this Addendum. Each signatory of this Addendum declares, warrants and represents that he/she has the general and specific authority to enter into and execute this Agreement on behalf of his/her respective principals/clients.

5. THE MICROTUNE PARTIES’ RELEASE OF THE D&O CARRIERS WITH RESPECT TO THE DERIVATIVE LITIGATION:

Effective upon the finalization of all settlement papers pertinent to the Derivative Settlement, and conditioned upon the payment in full of Microtune’s and Sheffield’s respective portions of the Cash Fund and Derivative Notice Expenses, and Defense Costs as required by the Agreement and this Addendum, the Microtune Parties, on their own behalf and on behalf of each of their present, former or future affiliates, parents, divisions, subsidiaries, heirs, predecessors, successors, assigns, current or former directors and officers, attorneys, and all persons acting by, through, under or in concert

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

ADDENDUM TO SETTLEMENT AND RELEASE AGREEMENT DATED NOVEMBER 22, 2004

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

with them, and their agents and all third persons claiming through them, hereby release, acquit and fully discharge Sheffield, Westchester and Greenwich, and their present, former and future affiliates, parents, divisions, subsidiaries, associates, representatives, predecessors, successors, owners, assigns, and their present, former and future directors, agents, partners, principals, officers, employees, claim managers, trustees, insurers and reinsurers, representatives or any of them, and their attorneys and all persons acting by, through, under or in concert with them from any and all past, present or future claims, payments and obligations under the Policies and any claims for contract or tort damages, punitive damages, bad faith, extracontractual liability, violation of statute, breach of duty of good faith, debts, demands, payments, rights, obligations, judgments, awards, interest, damages, losses, defense expenses, attorneys’ fees, liabilities, benefits, costs and causes of action, of whatever kind or character, whether known or unknown, direct or derivative, accrued or not, at law or in equity, fixed or contingent, which they may have had, have now, or may have in the future for (1) the Claims submitted by the Microtune Parties under the Excess Carriers’ Policies for the Derivative Litigation, subject to the sole exceptions of unpaid Defense Costs covered by the Agreement or the Addendum [***] and (2) the manner in which Sheffield, Westchester and Greenwich responded to, handled or resolved any of the Microtune Parties’ claims for coverage for the Derivative Litigation.

6. THE D&O CARRIERS’ RELEASE OF THE MICROTUNE PARTIES WITH RESPECT TO THE DERIVATIVE LITIGATION:

Effective upon the finalization of all settlement papers pertinent to the Derivative Settlement, and conditioned upon the payment in full of Microtune’s and the D&O

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

ADDENDUM TO SETTLEMENT AND RELEASE AGREEMENT DATED NOVEMBER 22, 2004

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Carriers’ respective portions of the Cash Fund and Derivative Notice Expenses, Sheffield, Westchester and Greenwich, on their own behalf and on behalf of each of their present, former or future affiliates, parents, divisions, subsidiaries, heirs, predecessors, successors, assigns, current or former directors and officers, attorneys, and all persons acting by, through, under or in concert with them, and their agents and all third persons claiming through them, hereby release, acquit and fully discharge the Microtune Parties, and their present, former and future affiliates, parents, divisions, subsidiaries, associates, representatives, predecessors, successors, owners, assigns, and their present, former and future directors, agents, partners, principals, officers, employees, claim managers, trustees, insurers and reinsurers, representatives or any of them, and their attorneys and all persons acting by, through, under or in concert with them from any and all past, present or future claims, payments and obligations under the Policies and any claims for recoupment of Defense Costs or Loss paid by the Excess Carriers, contract or tort damages, punitive damages, bad faith, extracontractual liability, violation of statute, breach of duty of good faith, debts, demands, payments, rights, obligations, judgments, awards, interest, damages, losses, defense expenses, attorneys’ fees, liabilities, benefits, costs and causes of action, of whatever kind or character, whether known or unknown, direct or derivative, accrued or not, at law or in equity, fixed or contingent, which they may have had, have now, or may have in the future for (1) the Claims submitted by the Microtune Parties under the Excess Carriers’ Policies for the Derivative Litigation, [***] and (2) the manner in which the Microtune Parties responded to, handled, or resolved any of their Claims for coverage for the Derivative Litigation.

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

ADDENDUM TO SETTLEMENT AND RELEASE AGREEMENT DATED NOVEMBER 22, 2004

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

7. The effective date of this Addendum shall be the day immediately preceding the date on which the Derivative Litigation Settlement Agreement is executed.

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

ADDENDUM TO SETTLEMENT AND RELEASE AGREEMENT DATED NOVEMBER 22, 2004

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Executed by:

MICROTUNE INC.		ST. PAUL MERCURY INSURANCE COMPANY

By:	/s/ James A. Fontaine	By:	/s/ R. Douglas Noah
Its:	President and CEO	Its:	Attorney and Authorized Representative
Dated:		Dated:	December 29, 2004

SHEFFIELD INSURANCE COMPANY		GREENWICH INSURANCE COMPANY

By:	/s/ J.A. Skarzynski	By:	/s/ Steven J. Gladstone
Its:	Counsel	Its:	Senior Vice President
Dated:	December 30, 2004	Dated:	January 3, 2005

WESTCHESTER FIRE INSURANCE COMPANY		DOUGLAS J. BARTEK

By:	/s/ Kenneth D. Milbauer	/s/ Douglas J. Bartek
Its:	ACE USA-Vice President of Claims	Dated:
Dated:	December 23, 2004

WILLIAM HOUSLEY		EVERETT ROGERS

/s/ William Housley		/s/ Everett Rogers
Dated:	December 22, 2004	Dated:	December 28, 2004

NANCY A. RICHARDSON		JAMES A. FONTAINE

/s/ Nancy A. Richardson		/s/ James A. Fontaine
Dated:	December 23, 2004	Dated:

JAMES H. CLARDY		WILLIAM P. TAI

/s/ James H. Clardy		/s/ William P. Tai
Dated:		Dated:

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

ADDENDUM TO SETTLEMENT AND RELEASE AGREEMENT DATED NOVEMBER 22, 2004

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

HARVEY B. CASH	WALTER S. CICIORA

/s/ Harvey B. Cash	/s/ Walter S. Ciciora
Dated:	Dated:

STEVEN CRADDOCK	ANTHONY J. LEVECCHIO

/s/ Steven Craddock	/s/ Anthony J. Levecchio
Dated:	Dated:

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.